UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2015

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Ameren Illinois Company (Illinois Corporation) 6 Executive Drive Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On December 14, 2015, Ameren Illinois Company (“Ameren Illinois”), a subsidiary of Ameren Corporation (“Ameren”), issued and sold $250,000,000 principal amount of its 4.15% Senior Secured Notes due 2046 (the “Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-205139-02), which became effective on June 22, 2015, and a Prospectus Supplement dated December 7, 2015 to a Prospectus dated June 22, 2015. Ameren Illinois received net offering proceeds of approximately $245.3 million, before expenses, upon closing of the transaction. Ameren Illinois intends to use the net offering proceeds to repay a portion of its short-term debt.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering of the Notes.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

1	Underwriting Agreement, dated December 7, 2015, between Ameren Illinois and the several underwriters named therein, for whom BNP Paribas Securities Corp., Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC are acting as representatives.

4.1*	Indenture, dated as of June 1, 2006, between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Notes (June 19, 2006 Form 8-K, Exhibit 4.4, File No. 1-3004).

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.4*	General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992, from Ameren Illinois to The Bank of New York Mellon Trust Company, N.A., as successor trustee (1992 Form 10-K, Exhibit 4(cc), File No. 1-3004).

4.5	Supplemental Indenture, dated as of December 1, 2015, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series II securing the Notes.

5.1	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY (Registrant)

By:	/s/ Martin J. Lyons, Jr.
Name:	Martin J. Lyons, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: December 14, 2015

Exhibit Index

Exhibit Number	Title

1	Underwriting Agreement, dated December 7, 2015, between Ameren Illinois and the several underwriters named therein, for whom BNP Paribas Securities Corp., Goldman, Sachs & Co., Mitsubishi UFJ Securities (USA), Inc., SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC are acting as representatives.

4.2	Company Order establishing the Notes.

4.3	Global Note.

4.5	Supplemental Indenture, dated as of December 1, 2015, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the First Mortgage Bonds, Senior Notes Series II securing the Notes.

5.1	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).